UNANIMOUS CONSENT OF THE BOARD OF DIRECTORS OF
ADINO ENERGY CORPORATION

Pursuant to Montana Code Section 35-1-432, the directors of Adino Energy Corporation (the “Company”) hereby take the following corporate action, which shall have the same force and effect as if the same were taken at a duly called meeting of the Board of Directors of the Company.  The directors signing this consent certify that they have waived notice of meeting.

WHEREAS, At the March 25, 2009 Board meeting, the Board unanimously authorized Mr. Byrd and Ms. Finney to bring a recommendation of potential 2009 bonuses to the Board for further consideration.

WHEREAS, Mr. Byrd and Ms. Finney recommend the following bonuses be granted and the Board unanimously approves:

Sonny Wooley	$68,075.25
Timothy G. Byrd, Sr.	$53,743.03
Nancy K. Finney	$27,089.07

THEREFORE, BE IT RESOLVED that the Company will grant the above bonuses to Mr. Wooley, Mr. Byrd and Ms. Finney as of June 30, 2009.

WHEREFORE, THE FOREGOING CORPORATE ACTS ARE HEREBY RESOLVED BY THE BOARD OF DIRECTORS AS OF THE LATEST DATE WRITTEN BELOW.

/s/ Sonny Wooley
Sonny Wooley
Chairman of the Board of Directors
Date: 6/30/2009

/s/ Timothy G. Byrd, Sr.
Timothy G. Byrd, Sr.
Director
Date: 6/30/2009

/s/ Peggy Behrens
Peggy Behrens
Director
Date: 6/30/2009